UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2010

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, PENNSYLVANIA 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On October 27, 2010, Universal Health Services, Inc. (the “Company”) and certain of its subsidiaries amended their existing accounts receivable securitization facility (the “Original Receivables Facility”) with a group of conduit lenders, liquidity banks, and Wells Fargo Bank, National Association, as successor to Wachovia Bank, National Association, as administrative agent (“Wells Fargo”).

In connection with the amendment of the Original Receivables Facility, 16 of the Company’s hospital subsidiaries party to the Original Receivables Facility (each, an “Originator”) and 16 special purpose entities wholly-owned by such respective Originators and also party to the Original Receivables Facility (each, an “LLC”), entered into an Omnibus Amendment to Receivables Sale Agreements (the “Omnibus Amendment”), dated as of October 27, 2010, which amends the Receivables Sale Agreements (the “Original RSAs”), dated as of August 31, 2007, between each such Originator and the corresponding wholly-owned LLC (the form of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 6, 2007) (each Original RSA, as amended by the Omnibus Amendment, a “Receivables Sale Agreement”). Moreover, an additional hospital subsidiary of the Company, UHS of Texoma, Inc. (also, an “Originator”) and a special purpose entity wholly-owned by such Originator, Texoma Healthcare System Receivables, L.L.C. (also, an “LLC”) entered into an additional Receivables Sale Agreement, dated as of October 27, 2010, on substantially the same terms as the Original RSAs, as amended by the Omnibus Amendment (such additional agreement, a “Receivables Sale Agreement”). Under the above-referenced Receivables Sale Agreements, the Originators will sell or contribute existing and future private accounts receivable and participation interests in government accounts (collectively, the “Receivables”) and certain other assets to the LLCs in exchange for cash, subordinated notes and/or equity. The Omnibus Amendment amends the Original RSAs by providing for borrowings by the LLCs under the Amended Credit Agreement (as defined below) and the issuance of letters of credit under the Amended Credit Agreement to support payments for Receivables. The Originators and the LLCs intend the transactions contemplated by the Receivables Sale Agreements to be true sales or absolute contributions to the LLCs by the respective Originators. The Omnibus Amendment is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 10.1 and is incorporated herein by reference.

In addition, the Company entered into an Amended and Restated Credit and Security Agreement, dated as of October 27, 2010 (the “Amended Credit Agreement”), among the LLCs, as borrowers, UHS Receivables Corp., a subsidiary of the Company, as Collection Agent, UHS of Delaware, Inc., a subsidiary of the Company, as Servicer, the Company, as performance guarantor, Market Street Funding LLC, Victory Receivables Corporation and Three Pillars Funding LLC, as conduit lenders, SunTrust Bank, The Bank of Tokyo-Mitsubishi, UFJ, Ltd., New York Branch and PNC Bank, National Association (“PNC”), as liquidity banks, SunTrust Robinson Humphrey, Inc., as a co-agent and letter of credit participant, the Bank of Tokyo-Mitsubishi, UFJ, Ltd., New York Branch, as a co-agent and letter of credit participant, and PNC, as a co-agent, letter of credit bank and as administrative agent (the “Administrative Agent”), under which the LLCs will grant undivided security interests in their respective accounts receivable in exchange for borrowings of up to $240 million outstanding from time to time. Borrowings will be funded by either (i) the issuance of asset backed commercial paper by the conduit lenders, (ii) drawing under the committed liquidity facility provided by the liquidity banks or (iii) the issuance of a letter of credit by a letter of credit bank. Unless earlier terminated or subsequently extended pursuant to the terms of the Amended Credit Agreement, the receivables facility will expire on October 25, 2013. The Amended Credit Agreement is filed with this Report as Exhibit 10.2 and is incorporated herein by reference.

The Amended Credit Agreement amends and restates the Credit Agreement, dated as of August 31, 2007, that was entered into in connection with the Original Receivables Facility (the “Original Credit

Agreement”). Concurrently with the execution of the Amended Credit Agreement, the parties to the Original Credit Agreement and PNC entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), dated as of October 27, 2010, pursuant to which, among other things, (i) Wells Fargo and Variable Funding Capital Company ceased to be parties to the Original Credit Agreement, (ii) PNC became the Administrative Agent under the Original Credit Agreement and (iii) Wells Fargo assigned to PNC, as Administrative Agent, all of Wells Fargo’s right, title and interest in the collateral provided for in the Original Credit Agreement. In addition, the LLCs party to the Original Credit Agreement repaid in full all the outstanding loans made under the Original Credit Agreement. The Assignment and Assumption Agreement is filed with this Report as Exhibit 10.3 and is incorporated herein by reference.

Pursuant to Performance Undertakings executed by the Company in favor of each of the LLCs (the form of which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on September 6, 2007), the Company will guarantee the performance by the Originators of their obligations under the Receivables Sale Agreements and the performance by the Collection Agent and the Servicer. The Company does not guarantee the collection of any of the Receivables, and the Company is not responsible for any guaranteed obligations to the extent the failure to perform such guaranteed obligations by any of the Originators, the Collection Agent or the Servicer results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related obligor.

SunTrust currently acts as a documentation agent, The Bank of Tokyo-Mitsubishi, UFJ, Ltd. Acts as a managing agent and PNC is a participant under our $800 million unsecured non-amortizing revolving credit facility, dated as of March 4, 2005 and amended as of July 28, 2006 and April 13, 2007. Affiliates of SunTrust and Bank of Tokyo-Mitsubishi, UFJ, Ltd., New York Branch acted as co-managers in the offering by UHS Escrow Corporation, a wholly-owned subsidiary of the Company, and certain subsidiaries of the Company, as guarantors, in September 2010, of $250 million principal amount of 7% Senior Notes due 2018 to qualified institutional buyers under Rule 144A and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Omnibus Amendment to Receivables Sale Agreements, dated as of October 27, 2010

10.2	Amended and Restated Credit and Security Agreement, dated as of October 27, 2010

10.3	Assignment and Assumption Agreement, dated as of October 27, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/S/ STEVE FILTON
Name:	Steve Filton
Title:	Senior Vice President and Chief Financial Officer

Date: November 2, 2010

Exhibit Index

Exhibit Number	Exhibit Description

10.1	Omnibus Amendment to Receivables Sale Agreements, dated as of October 27, 2010

10.2	Amended and Restated Credit and Security Agreement, dated as of October 27, 2010

10.3	Assignment and Assumption Agreement, dated as of October 27, 2010